SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)

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                           SCIENCE DYNAMICS CORPORAION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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                       SCIENCE DYNAMICS CORPORATION
                         CHERRY HILL, NEW JERSEY
                     _______________________________
                 AMENDMENT TO THE PROXY STATEMENT FOR THE
                     ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JUNE 17, 1997
                     _______________________________

On April 21, 1997, the Board of Directors unanimously approved an amendment to the certificate of incorporation to change the name of the corporation from
Science Dynamics Corporation to Ci-Tech, Inc.   However, the approval of the
name change by the Board was subject to completion by the Company's trademark counsel of requisite legal procedures to assure that such name is available in the United States and for use as a trademark. In the event that the name "Ci-Tech" proves to be unavailable, the Board intends to change the name of the Company to a name as yet to be determined. Accordingly, the Board submits proposals to (i) change the corporate name to Ci-Tech, Inc., and (ii) in the event that Ci-Tech, Inc. proves unavailable, to such name as the Board of Directors, in its discretion, deems advisable, such proposals to be incorporated into this proxy statement for the annual meeting of shareholders to be held on June 17, 1997.


                                  By Order of the Board of Directors:


                                       /s/ Joy C. Hartman
                                  ----------------------------
                                  Joy C. Hartman, Secretary

Cherry Hill, New Jersey
May 5, 1997

                             SCIENCE DYNAMICS CORPORATION
     Amendment to the Proxy Solicited on Behalf of The Board of Directors For
               The Annual Meeting of Stockholders of June 17, 1997

     The approval, adoption and ratification of the amendment to article one of the certificate of incorporation of the corporation to change the name of the corporation from Science Dynamics Corporation to Ci-Tech, Inc., or such other name or variant of the name Ci-Tech, Inc. as the Board of Directors, in its discretion, deems appropriate.

  [ ] FOR   [ ] AGAINST